UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 12, 2010
ARCHER-DANIELS-MIDLAND COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-44	41-0129150
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4666 Faries Parkway
Decatur, Illinois	62526
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (217) 424-5200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On March 12, 2010, Archer-Daniels-Midland Company issued a press release announcing the results for its offers to purchase up to $500 million aggregate principal amount of its outstanding debentures. A copy of the press release is filed with this Current Report as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits   The following exhibit is filed herewith:
99.1 Press Release of Archer-Daniels-Midland Company dated March 12, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2010	ARCHER-DANIELS-MIDLAND COMPANY
By	/s/ David J. Smith
David J. Smith
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit	Description	Method of Filing
99.1	Press Release of Archer-Daniels-Midland Company dated March 12, 2010.	Filed Electronically